UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on February 6, 2013, the Compensation Committee of the Company’s Board of Directors approved payment of bonuses earned in 2012 and set 2013 base salaries for the Company’s Chief Executive Officer, Martin F. Roper, its Chairman, C. James Koch, and other named executive officers of the Company.

Bonuses for 2012 Performance

The Committee approved the following bonuses for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company, based on the Committee’s assessment of their respective achievement against the 2012 performance targets and overall performance of the Company previously set by the Committee:

Name	Title	Bonus Awarded as of 2/6/13	Percent of Potential as of 2/6/13	Bonus Not Yet Determined*	Percent of Potential Not Yet Determined*

Martin F. Roper	President and CEO	$328,670	31.9%	$200,060	19.4%
C. James Koch	Chairman	$175,500	45.0%	$78,000	20.0%
William F. Urich	Treasurer and CFO	$194,040	98.0%	$0	0.0%
John C. Geist	Vice President of Sales	$163,125**	91.9%**	$0	0.0%
Thomas W. Lance	Vice President of Operations	$140,505	80.8%	$0	0.0%

*

A portion of Mr. Roper’s bonus opportunity and of Mr. Koch’s bonus opportunity is based on the depletions growth of the Company as compared to that of the Craft Beer category in 2012, which information was not available as of the date of the meeting of the Compensation Committee.  Determination of the balance of the bonus awards will be made when such information is available.

**

Mr. Geist achieved 75% (or, $133,125) of his 2012 bonus potential approved by the Compensation Committee in December 2011. The Compensation Committee also awarded Mr. Geist a discretionary bonus of $30,000 in recognition of his achievements throughout the year.

Salaries for 2013

The Committee approved base salaries for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company as follows:

Name	Title	Base Salary for 2013	Percent Increase

Martin F. Roper	President and CEO	$740,000	3.6%
C. James Koch	Chairman	$395,000	1.3%
William F. Urich	Treasurer and CFO	$407,880	3.0%
John C. Geist	Vice President of Sales	$400,000	12.7%
Thomas W. Lance	Vice President of Operations	$358,000	2.9%

The determinations of the Compensation Committee were approved by the full Board of Directors at the Board’s meeting on February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: February 11, 2013	/s/ William F. Urich
William F. Urich Chief Financial Officer (Signature)*

*   Print name and title of the signing officer under his signature.

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